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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - OCTOBER 16, 2006


                                TRACKPOWER, INC.
             (Exact name of Registrant as specified in its charter)


            WYOMING                     000-28506                13-3411167
-------------------------------       -------------       ----------------------
(State or other jurisdiction of       (Commission             (IRS Employer
          incorporation)               File Number)       Identification Number)


                           67 WALL STREET, SUITE 2211
                            NEW YORK, NEW YORK 10005
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (212) 804-5704
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02:    Departure of Directors or Principal Officer.

On October 16, 2006, TrackPower, Inc. (the "Company") announced that Gary N. Hokkanen voluntarily resigned as Chief Financial Officer.

With the resignation of Mr. Hokkanen, in the interim, Mr. John Simmonds, Chairman of the Board will act as Chief Financial Officer.

This resignation is voluntary; it did not involve a disagreement with the Company on any matter relating to the Company's operations, policy or practices.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, TrackPower, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TRACKPOWER, INC.
Dated: October 19, 2006.

                                         By: /s/ John G. Simmonds
                                             ---------------------------
                                         Name:   John G. Simmonds
                                         Title:  Chief Financial Officer


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